SUMMARY PROSPECTUS

Lord Abbett Series Fund
Total Return Portfolio

MAY 1, 2017

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2017, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	VC Shares

Management Fees	0.45%

Other Expenses	0.44%

Total Annual Fund Operating Expenses	0.89%

Fee Waiver and/or Expense Reimbursement(1)	(0.25)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.64%

(1)

For the period from May 1, 2017 through April 30, 2018, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses, excluding acquired fund fees and expenses, to an annual rate of 0.64%. This agreement may be terminated only by the approval of the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

VC Shares	$65	$259	$469	$1,073

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 443.36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and

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securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities that are denominated in foreign currencies.

The Fund generally may invest in the following types of debt securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•	Corporate debt securities;

•	Mortgage-backed, mortgage-related, and other asset-backed securities;

•	Inflation-linked investments; and

•	Senior loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the U.S. bond market’s duration as measured by the Barclays U.S. Aggregate Bond Index (which was approximately 5.987 years as of February 13, 2017). The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic

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tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other

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factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

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•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Foreign Currency Risk: The Fund may invest a portion of its assets in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may

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increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

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Bar Chart (per calendar year) — Class VC Shares

Best Quarter 3rd Q ’11 +3.68%	Worst Quarter 2nd Q ’13 -2.56%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

Average Annual Total Returns (for the periods ended December 31, 2016)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class VC Shares	4.26%	3.03%	4.30%	4/30/2010

Index

Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	3.91%	2.78%	3.76%	4/30/2010

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.37%	4/30/2010

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

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Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Chief Investment Officer	2010

Andrew H. O’Brien, Partner and Portfolio Manager	2010

Steven F. Rocco, Partner and Portfolio Manager	2010

Leah G. Traub, Partner and Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

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Investment Company Act File Number: 811-05876

SF-TRP8 (5/17)